Mosaic’s 2009 Institutional Investor & Analyst Meeting Tuesday, January 13, 2009 Exhibit 99.1

Safe Harbor Christine Battist, Director Investor Relations

Slide 3
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about,
agriculture, fertilizer, raw material, energy and transportation markets that are subject to
competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in
The Mosaic Company’s reports filed with the Securities and Exchange Commission.
Actual results may differ from those set forth in the forward-looking statements.

Welcome and Introductions Jim Prokopanko, President and CEO

Slide 5
Agenda
Break 9:35 – 9:55
Jim Prokopanko Concluding Comments 11:10 – 11:15
Leadership Team Management Q&A 10:35 – 11:10
Larry Stranghoener Financial Progress & Prospects 10:20 – 10:35
Joc O’Rourke
Norm Beug
Steve Pinney
Operational Excellence & Growth 9:55 – 10:20
Rick McLellan
Building Markets,
Reaching Customers
9:20 – 9:35
Mike Rahm Market Outlook 8:50 – 9:20
Jim Prokopanko Growth Opportunities and Priorities 8:35 – 8:50
Jim Prokopanko Welcome & Introductions 8:30 – 8:35

Growth Opportunities and Priorities Jim Prokopanko, President and Chief Executive Officer

Market Outlook Dr. Mike Rahm, Vice President - Market Analysis and Strategic Planning

Slide 8
Topics and Take Aways
Current Situation
• Crop nutrient markets recalibrate
• Inventory valuation risk along the entire supply chain
Near-Term Outlook
• Another record crop is required in 2009
• Improving demand prospects:  deferral or destruction
• Significant declines in production worldwide
• Potential shipping challenges in North America this spring
Long-Term Outlook
• Solid demand fundamentals
• Significant new supplies required to meet projected demand

Slide 9
Current Situation
Buyers step out of the market
• Build up of distribution pipeline stocks last fertilizer year
• A late North American harvest
• Global financial crisis and reduced credit availability in some regions
• Expectations of lower crop nutrient prices
Large drops in energy and raw materials costs
Declines in crop prices erode farm economics and demand
prospects
Distribution pipelines plug
Stocks back up at production points
Resulting decrease in production
Crop nutrient markets recalibrate
Entire supply chain exposed to large inventory
valuation risk

Slide 10
Buyers Step Out of the Phosphate Market
YTD (Jul-Nov) DAP/MAP domestic shipments
were down 46% from the high levels a year ago.
YTD (Jul-Nov) DAP/MAP exports were down
10% from a year ago due to the sharp decline
in October and November.
U.S. DAP and MAP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI
U.S. DAP and MAP Exports
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Slide 11
Buyers Step Out of the Potash Market
YTD (Jul-Nov) domestic shipments were down
21% from a year ago.
YTD (Jul-Nov) exports were down 9% from a
year ago.
North America MOP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
K
2
O
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI, TFI and Mosaic
North America MOP Exports
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI
K
2
O

Slide 12
Expectations of Lower Crop Nutrient Prices
Ammonia Prices
c&f Tampa
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
The rise and fall of phosphate raw materials costs

Slide 13
U.S. Phosphate Producer Inventories
DAP/MAP inventories held by U.S. producers at on and off-site warehouses
2008/09 2007/08
U.S. DAP and MAP Producer Stocks
0.0
0.5
1.0
1.5
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2002/03-2006/07) 2007/08 3-Yr Average
Source: TFI
U.S. DAP and MAP Producer Stocks
0.0
0.5
1.0
1.5
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Slide 14
U.S. Phosphate Production Decreases
YTD (Jul-Nov) U.S. phosphoric acid production was down 14% from a year earlier.  Based on announced reductions, we estimate the U.S. industry operated at less than 40% of capacity during
December.
U.S. Acid Production and Operating Rates
300
400
500
600
700
800
900
1,000
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
P
2
O
5
30
40
50
60
70
80
90
100
Percent
2007/08 Production 2007/08 Operating Rate
Source: TFI and Mosaic
U.S. Acid Production and Operating Rates
300
400
500
600
700
800
900
1,000
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
1000 Tons
P
2
O
5
30
40
50
60
70
80
90
100
Percent
2008/09 Production 2008/09 Operating Rate
Source: TFI and Mosaic

Slide 15
North American Potash Producer Inventories
MOP inventories held by NA producers at on and off-site warehouses
2007/08 2008/09
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
K
2
O
MIN MAX Range (2002/03-2006/07) 2007/08 3-Yr Average
Source: IPNI
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
K
2
O
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI

Slide 16
Crop Nutrient Markets Recalibrate
Potash Prices
Blend Grade fob U.S. Midwest Warehouse
0
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
Prilled Urea Prices
fob Yuzhnyy
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertilizer Week America
DAP Prices
fob Tampa Vessel
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
The entire supply chain captured large
inventory gains on the way up, but now is
exposed to potentially equally large inventory
losses on the way down.

Slide 17
Near-Term Outlook
Nutrient demand prospects begin to improve
• Another record crop is required in 2009
• A rally in agricultural commodities prices
• Lower crop input costs
• Better farm economics
• Demand deferral vs. destruction
Reduction in production worldwide
Adjustments to get product moving through the supply
chain
• Inventory write-downs
• Averaging down inventory costs via new purchases
• Cost-based retail pricing
Potential test of NA supply chain capacity this spring

Slide 18
Another Bumper Crop is Required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)

Slide 19
Record Harvested Area and Average Yield
World Grain and Oilseed Area and Yields
820
830
840
850
860
870
880
890
900
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E
Mil Ha
2.50
2.56
2.63
2.69
2.75
2.81
2.88
2.94
3.00
MT Ha
Harvested Area Yield Trend
Source:  USDA

Slide 20
A Santa Claus Rally (Dec 5 trough to Jan 9 change)
2009 New Crop Prices
Daily Close of New Crop Options Jan 2, 2008 to Jan 9, 2009
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT
+28% or $2.27 bu
+29% or $1.03 bu
+29% or $1.53 bu

Slide 21
Farm Economics Improving
RAVC - Return after Variable Cost
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

Slide 22
U.S. Phosphate Demand and Shipment Outlook
U.S. Phosphate Use and DAP/MAP Shipments
2.75
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tons
P O
5
5.75
6.00
6.25
6.50
6.75
7.00
7.25
7.50
7.75
8.00
8.25
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic Fertilizer Year Ending June 30
2

Slide 23
Case 1: Large Shipments Required
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic
Case 1:   26% Drop in U.S. DAP/MAP Shipments in 2008/09

Slide 24
Case 2: Below Average Shipments
U.S. DAP and MAP Domestic Shipments
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: TFI and Mosaic
Case 2:   40% Drop in U.S. DAP/MAP Shipments in 2008/09

Slide 25
NA Potash Demand and Shipment Outlook
North America Potash Use and Shipments
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tons
K2O
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic Fertilizer Year Ending June 30

Slide 26
Case 1: Large Shipments Required
North America MOP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: IPNI and Mosaic
Case 1:  11% Drop in MOP Shipments in 2008/09

Slide 27
Case 2: Average Shipments Still Required
North America MOP Domestic Shipments
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 Act/Fcst 3-Yr Average
Source: IPNI and Mosaic
Case 2:  20% Drop in MOP Shipments in 2008/09

Slide 28
Near-Term Phosphate Import Demand Outlook
World Less China Phosphate Import Demand
0
5
10
15
20
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
DAP/MAP/TSP
W Europe Asia Less China
Oceania L America
Other
Source: Fertecon, IFA and Mosaic

Slide 29
Near-Term Potash Demand Outlook
World MOP Import Demand
0
5
10
15
20
25
30
35
40
45
50
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
KCL
Asia Latin America
West Europe US
Other
Source: Fertecon and Mosaic

Slide 30
Indian Demand Remains Strong
Indian subsidies insulate domestic farmers from higher crop nutrient costs
India MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
KCL
Source: Fertecon and Mosaic
India Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
DAP MAP
Source: Fertecon, IFA and Mosaic

Slide 31
Brazilian Demand Remains an Issue
Brazil Monthly Fertilizer Shipments
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Mil Tonnes
2007 2008
Source: ANDA
Brazil Fertilizer Shipments
0
5
10
15
20
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
Source: ANDA and Mosaic

Slide 32
China Remains the Wild Card
Chinese export taxes and procurement strategies cause uncertainty
China DAP and MAP Export Supply
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
DAP MAP
Source: Fertecon, IFA, China Customs and Mosaic
China MOP Import Demand
0
1
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Mil Tonnes
KCL
Source: Fertecon and Mosaic

Slide 33
Reduction in Production Worldwide
Phosphate: DAP/MAP/TSP/MES
Potash: MOP
The year is drawing to a close with more than half of the
world’s
DAP/MAP
export capacity
shut down and producers in the US and North Africa contemplating extending the closures into the first quarter.
ICIS The Market
December 31, 2008
Million Tonnes
Potash Phosphate Potash Phosphate
World Capacity 5.9 7.0 5.9 7.0
Estimated Production 3.6 3.2 2.9 3.1
Implied Operating Rate 61% 46% 49% 45%
December 2008 January 2009

Slide 34
Long-Term Outlook
Solid long-term nutrient demand outlook
• Strong traditional demand drivers
• Biofuels: a viable component of comprehensive energy policy
Demand growth requires significant supply increases
• Limited capacity additions during the next few years
• Relatively high prices required to attract capital/justify new projects
o Escalating capital and operating costs
o Significant economic and political risk in many regions
Key factors to watch
• Stabilization and recovery of world financial markets
• Global economic growth and the food demand story
• Government policies
o Commitments to biofuels initiatives
o Chinese industrial and trade policies
o Indian fertilizer subsidy
o Economic development policies elsewhere

Slide 35
Strong Traditional Demand Drivers …
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Slide 36
… Driven by Population and Income Growth
Meat Consumption vs GDP (per capita in 2002)
y = 17.913Ln(x) - 91.411
R
2
= 0.6745
0
20
40
60
80
100
120
140
160
0 5000 10000 15000 20000 25000 30000 35000 40000
Income per Capita (1997 US$)
Source: FAO, Global Insight

Slide 37
… Driven by Population and Income Growth
Change in per capita broiler consumption 1997-2007
UAE 44.4
Brazil 16.1
Mexico 10.9
Russia 8.3
Australia 7.9
USA 7.4
Argentina 7.2
S Korea 3.7
EU27 3.1
Vietnam 2.9
China 2.7
Japan 1.6
India 1.4
Indonesia 0.9
Philippines 0.9
Thailand 0.6
Malaysia 6.9
0 10 20 30 40 50
kg per capita
Source: USDA and Global Insight

Slide 38
Biofuels – a Viable Component of Energy Policy
Long-term viability
• Bullish oil fundamentals
o Strong demand outlook (same as food story)
o Uncertainties about new supplies
• Continued or faster agricultural productivity gains from
biotechnology
U.S. Energy Independence and Security Act of 2007
• Biofuels mandates (RFS)
o Conventional biofuels (ethanol from corn)
o 2009:  10.5 billion gallons
o 2015:  15.0 billion gallons
o Advanced biofuels (all other forms)
o 2009: 600 million gallons
(500 million biodiesel, 100 million UAB)
o 2022: 21.0 billion gallons
(16 billion cellulosic, 5 billion UAD)

Slide 39
U.S. Ethanol – Significant Part of Gas Supply
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
Percent
Actual Forecast Percent of Gasoline Use

Slide 40
Solid Long-Term Phosphate Demand Prospects
2.5% CAGR
1.5% CAGR
2.0% CAGR
World Phosphate Demand Forecast
25
30
35
40
45
50
55
60
65
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Mil Tonnes
P
2
O
5
Actual Low Growth Medium Growth
High Growth IFA Fertecon
Source:  IFA , Fertecon and Mosaic

Slide 41
Significant Additional Supply Required to Meet
Projected Phosphate Demand
Rock Required to Meet Phosphate Demand Growth 2007-20
Actual 2007-20 Growth Scenario
Million Tonnes 97-07 97-02 02-07 Low Medium High
Crop Nutrient Demand Growth (P
2
O
5
) 6.6 0.7 5.9 8.4 11.5 14.9
Crop Nutrient Demand Growth (CAGR) 1.9% 0.5% 3.3% 1.5% 2.0% 2.5%
Other Demand Growth (P
2
O
5
) 0.65 0.32 0.33 0.7 0.8 0.9
Additional Rock Requirement 26.7 3.9 22.8 33.5 45.2 58.1
Actual Change in Rock Production 34.9 13.3 21.6 na na na
Assumes 66% BPL rock and 90% recovery rates
Source: IFA, Fertecon
and
Mosaic

Slide 42
Solid Long-Term Potash Demand Prospects
3.0% CAGR
2.0% CAGR
2.5% CAGR
World Potash Demand Forecast
15
20
25
30
35
40
45
50
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Mil Tonnes
K2O
Actual Low Growth Medium Growth
High Growth IFA Fertecon
Source:  IFA, Fertecon and Mosaic

Slide 43
Significant Additional Supply Required to Meet
Projected Potash Demand
MOP Required to Meet Potash Demand Growth 2007-20
Actual 2007-20 Growth Scenario
Million Tonnes 97-07 97-02 02-07 Low Medium High
Crop Nutrient Demand Growth (K
2
O) 6.4 0.9 5.5 8.5 10.9 13.5
Crop Nutrient Demand Growth (CAGR) 2.5% 0.8% 4.3% 2.0% 2.5% 3.0%
Other Demand Growth (K
2
O) 0.8 0.4 0.4 0.5 0.8 1.0
Additional MOP Requirement (KCL) 11.8 2.2 9.6 14.2 18.5 23.0
Actual Change in MOP Production (KCL) 14.2 2.3 11.9 na na na
Assumes MOP supplies 97% of potash demand growth
Source: IFA, Fertecon
and
Mosaic

Slide 44
Take Aways
Current Situation
• Crop nutrient markets recalibrate
• Inventory valuation risk along the entire supply chain
Near-Term Outlook
• Another record crop is required in 2009
• Improving demand prospects: deferral or destruction
• Significant declines in production worldwide
• Potential shipping challenges in North America this spring
Long-Term Outlook
• Solid demand fundamentals
• Significant new supplies required to meet projected demand

Building Markets, Reaching Customers Rick McLellan, Senior Vice President - Commercial

Slide 46
Global Value Chain
Granulation
Plant
Plant Storage
Transport
Ocean
Port
Storage
Wholesale
Transport
Blend
&
Bag
Retailer
Grower
• Warehouses to help
balance production
with shipments
• Mainly at production
sites in NA, Argentina,
and Brazil
• Warehouses close to
consumers
• “Buffer” stock and
production/shipment
balancing function
• North America and Offshore
Sales to retailers
in  Brazil,
Argentina and
India
Ports in
Argentina, Brazil,
India and
Houston
Blend/Bag plants offshore in
Argentina, Brazil, India,
China, Thailand, Chile
Leased rail cars
and trucking
contracts in
North America
PhosChem
and
Canpotex
CFR sales

Slide 47 Worldwide Sales Volumes Total Volume Sold Approximately 27 Million Metric Tonnes

Slide 48 Four Primary Distribution Channels CANPOTEX Canpotex PhosChem Mosaic North America Mosaic Offshore Distribution

Slide 49 North American Ag Sales Distributors Aggregate products and sell to retailers Retailers Blend product and sell to farmers Ag- Retailers 55% Distributors 45%

Slide 50
North American Sales and Marketing
Feed
• Focus on national account
distributors and production
integrators
• Diversification from commodity
products
• Steady demand
• Domestic and international sales
teams
Industrial
• Profitable niche for mainly
potash products
• Diversification from commodity
products
• Steady demand
• Domestic sales team

Slide 51
Collaborative
business planning
with key customers
Jointly develop an
annual purchase
plan with
incentives for
execution
Develop an agreed
monthly/quarterly
shipment program
Execute and
when needed
adapt shipment
plans
Pay for
performance
Promise
Plan
Deliver
North American Ag ‘Share Value’

Mosaic Warehouse Locations

Savage
Pekin
Louisville
Henderson
Houston
Gibsonton
Legend
Warehouse - Mosaic
Warehouse - Other
100 miles
200 miles

Slide 52 North American Warehouse Infrastructure

Fertilizer Plant
Port Operation
Warehouse & Blender
Sales Office
Candeias
Sorriso
Rio Verde
Alto Araguaia
Uberaba
Cubatao
San Antonio
Paranagua
Concepcion Bay
Quebracho

Slide 53 Latin American Region

Qinhuangdao
Yantai
Yangzhong City
Haikou
Rozy
Sriracha
Fertilizer Plant
Port Operation
Warehouse & Blender
Sales Office

Slide 54 Asian and Australian Regions

Slide 55 Farmer Education Events in China

Slide 56 Key Focus Areas Mosaic aligned sales process ‘Share Value’ success Offshore growth opportunities

Mosaic’s 2009 Institutional Investor & Analyst Meeting Break - The meeting will resume momentarily

Operational Excellence and Growth Joc O’Rourke, Executive Vice President of Operations

Our Potash Opportunity Norm Beug, Senior Vice President – Potash Operations

Slide 60
Leading Global Potash Producer
Mosaic potash production
•
14% Global
•
38% U.S.
•
Five mines
Low-cost & competitive
industry position
World capacity approximates 73
million tonnes (all potash products)
0 5 10 15
PotashCorp
Mosaic
Belaruskali
Kali & Salz
Silvinit
Uralkali
Million tonnes product
•Potash Fertilizer Capacity
Source: Fertecon / Mosaic

Slide 61
Leading Global Potash Producer
Mosaic potash production
•
14% Global
•
38% U.S.
•
Five mines
Low-cost & competitive
industry position
World capacity approximates 73
million tonnes (all potash products)
0 5 10 15
PotashCorp
Mosaic
Belaruskali
Kali & Salz
Silvinit
Uralkali
Million tonnes product
Source: Fertecon / Mosaic
•Potash Fertilizer Capacity

Slide 62
Mosaic’s Competitive Advantages - Potash
Excellent potash reserves
Low cost capacity expansions
Geographically located to serve
North America & member of
Canpotex
Cost competitive
Established continuous
improvement process

Slide 63
Potash - Production Locations
K-Mag
Red Muriate of Potash
Mosaic Facilities
®
Solution
Solution
Hersey
Esterhazy K1 & K2
Belle Plaine
Shaft
Carlsbad
Shaft
Colonsay
Shaft
Belle Plaine
Esterhazy K1
Esterhazy K2
Carlsbad
Hersey
Colonsay
White Muriate of Potash

18
16
14
12
10
8
6
4
2
-
Capacity (mil tonnes KCl)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

The projected annual capacity includes approximately 1.3 million tonnes (as shaded in blue) that we currently produce under a third party tolling agreement at Esterhazy. This agreement will expire within the next few years and this capacity will revert to Mosaic.

Mosaic

Slide 64
Growth Opportunities - Potash
Estimated Annual Potash Capacity by Year Estimated Potash Capacity Expansion by Mine
Location
Estimated Annual
Capacity Increase
(tonnes in millions)
Estimated
Completion
Esterhazy, SK 0.9                           2012
0.9                           2020
1.8
Belle Plaine, SK 0.1                           2010
0.4                           2012
1.5                           2014-2017
2.0
Colonsay, SK 0.3                           2009
1.0                           2013-2016
1.3
Total 5.1

Slide 65
Operational Excellence - Potash
Improving operations
• Process centered organization
• Benefits include increased productivity,
reduced capital expenditures and cost
Maintenance Center of Excellence
• Mosaic wide
• Improving predictive & preventive
maintenance

Slide 66
Overview of Canpotex
• Operational since 1972
• Markets Saskatchewan potash outside
the United States and Canada
• Owned by Saskatchewan potash
producers
• Operates as a stand alone company with
its own transportation & logistics assets
and 67 employees
CANPOTEX
Source: Fertecon
Canpotex Supply
Mosaic
38%
Agrium
8%
PCS
54%
Canpotex
21%
Canada to US
19%
Silvinit
10%
K+S
10%
Other
15%
BPC
25%

Slide 67
Esterhazy Brine Inflow Management
Managed brine inflow since 1985
Approach
• Pumping & injection infrastructure
• Extensive 3D seismic coverage
• Access to old workings
• Grout and backfill R&D
• Rock mechanics modeling
K1
Largest underground potash mine in the world !
4,700 km of tunnels
Esterhazy Mine Workings
K2
X
X
X –
brine inflow location

Slide 68
Mosaic’s Competitive Advantages - Potash
Excellent potash reserves
Low-cost capacity expansions
Geographically located to
serve North America &
member of Canpotex
Cost competitive
Established continuous
improvement process

Operational Excellence - Phosphates Steve Pinney Senior Vice President, Phosphate Operations and Supply Chain

Slide 70
World’s Largest Integrated Phosphate Producer
World’s largest capacity of
finished phosphate fertilizer
Mosaic phosphate
production market share
15% Globally
59% North America
World scale & efficient
operations
World capacity approximates 71
million tonnes (DAP/MAP/TSP)
0 3 6 9 12
Mosaic
OCP
PhosAgro
GCT
CF
•Phosphate Fertilizer Capacity
Million tonnes product

Hillsborough
Polk
Hopewell
Bartow
Riverview
New Wales
Hookers Prairie
South Fort Meade
Four Corners
Hardee
Wingate
Ona *
Manatee
Pine Level *
DeSoto
Mississippi
Alabama
Louisiana
St. James
Florida
Polk
Hardee
DeSoto
Uncle Sam
Faustina

Slide 71 Mosaic Phosphate Facilities Strategically located in the U.S. Gulf 5 rock mines in Florida •4 phosphate plants * Proposed Mines

Phosphate Offshore Destinations
Asia
Latin America

Slide 72
PhosChem Reach
53%
Mosaic’s Exports
(fiscal 2008)
PhosChem, a phosphate producer export association, administers Mosaic export sales to third party customers
Operational since 1975
Sells concentrated phosphates outside the United States and Canada
Organized under the provisions of the Webb Pomerene Act
Operated and administered by Mosaic

Slide 73 Phosphates – Operational Cost Savings Energy – capture and convert

Slide 74 Phosphates – Operational Cost Savings Energy – capture and convert Maintenance spend reduction

Slide 75 Phosphates – Operational Cost Savings Energy – capture and convert Maintenance spend reduction Logistics and transportation network

Slide 76 New Product Development - MicroEssentials Innovative specialty product Sales growth opportunity Higher margin Patented production process

Slide 77 Value Opportunities - Phosphates Supply Chain Reducing Costs Excellent Assets Positive long-term outlook Leveraged asset base Supply chain and logistics Cost reduction opportunities

Financial Progress and Prospects Larry Stranghoener, Executive Vice President and Chief Financial Officer

Slide 79
Fiscal 2008 - A Pivotal Year
Capitalized on improved long-term fundamentals
Delivered outstanding financial results
Generated strong cash flow & reduced debt
investment grade
Developed and rolled out Mosaic strategy
Established much improved control environment and
stronger process orientation
An Industry Leader Emerges –
An Industry Leader Emerges –
Prepared for Long-Term Growth…
Prepared for Long-Term Growth…
As Well as the Near-Term Downturn
As Well as the Near-Term Downturn

Slide 80
Value Creation – Cash Flow Drivers
Sales: volume, price, business mix
Operating margin: costs & expenses
Working capital: receivables, inventory & payables
Cash taxes
Capital expenditures
Capital structure
Supported By
Supported By
Strong Governance & Controls
Strong Governance & Controls

Value Driver: Potash Revenue Potash Sales Volume - 2.0 4.0 6.0 8.0 FY2006 FY2007 FY2008 MOP Price $0 $100 $200 $300 $400 $500 $600 FY2006 FY2007 FY2008 Q1 FY09 Q2 FY09 Annual Quarterly

Value Driver: Phosphates Revenue Phosphate Sales Volume - 2.0 4.0 6.0 8.0 10.0 FY2006 FY2007 FY2008 DAP Price $0 $200 $400 $600 $800 $1,000 $1,200 FY2006 FY2007 FY2008 Q1 FY09 Q2 FY09 Annual Quarterly

Slide 83
Value Driver:
Securing & Enhancing Revenue Sources
Business Development Initiatives
Potash expansions
Phosphate reserve opportunities
Monitoring & evaluation of strategic opportunities
Developing and deploying new products and
processes
Florida land development

Value Driver: Business Mix (sales tonnes) Present Future Potash 49% Phosphates 51% Potash 60% Phosphates 40%

$ in millions
Gross Margin %

$ in millions
Gross Margin %

Slide 85
Value Driver: Operating Margin
Potash Gross Margin
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
FY2006 FY2007 FY2008
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
Phosphate Gross Margin
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
FY2006 FY2007 FY2008
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%

Slide 86
Value Driver:
Operating Margin - Potash Operating Cost Structure
Sales/Margin
40%
Mining Taxes
Supply chain/logistics
Energy consumption
De-bottlenecking
Water management
40%
Mining & Plant
Processing Costs
Infrastructure/Governance
Distribution Strategy
10%
Management,
Support Costs
10%
% of Total
Costs
Market Forces
Procurement Initiatives
Natural Gas
Key Drivers Cost Element

Slide 87
Value Driver:
Operating Margin - Phosphate Operating Cost Structure
5%
40%
55%
% of Total
Costs
Infrastructure/Governance
Distribution Strategy
Management &
Support Costs
Supply Chain/Logistics
Energy Consumption
De-bottlenecking
Mining & Plant
Processing Costs
Market Forces
Procurement Initiatives
Sulfur, Ammonia &
Natural Gas
Key Drivers Cost Element

Slide 88 Working Capital Trends 0 200 400 600 800 1,000 1,200 1,400 1,600 May '05 May '06 May '07 May '08 Aug '08 Nov '08 0% 2% 4% 6% 8% 10% 12% Accounts Receivable % of trailing 12 month sales

Slide 89
Working Capital Trends
0
200
400
600
800
1,000
1,200
1,400
1,600
May '05 May '06 May '07 May '08 Aug '08 Nov '08
0%
2%
4%
6%
8%
10%
12% Accounts Receivable
% of trailing 12 month sales
0
200
400
600
800
1,000
1,200
1,400
May '05 May '06 May '07 May '08 Aug '08 Nov '08
0%
2%
4%
6%
8%
10%
12%
Accounts Payable
% of trailing 12 month sales

Working Capital Trends
0
200
400
600
800
1,000
1,200
1,400
1,600
May '05 May '06 May '07 May '08 Aug '08 Nov '08
0%
2%
4%
6%
8%
10%
12% Accounts Receivable
% of trailing 12 month sales
0
200
400
600
800
1,000
1,200
1,400
May '05 May '06 May '07 May '08 Aug '08 Nov '08
0%
2%
4%
6%
8%
10%
12%
Accounts Payable
% of trailing 12 month sales
0
500
1,000
1,500
2,000
2,500
May '05 May '06 May '07 May '08 Aug '08 Nov '08
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Inventory
% of trailing 12 month sales

(in millions)
Feb Q307
May Q407
Aug Q108
Nov Q208
Feb Q308
May Q408
Aug Q109
Nov Q209

Slide 91 Cash Flow from Operations Cash Provided by Operating Activities $0 $200 $400 $600 $800 $1,000 $1,200

$ in millions
11/30/04
2/28/05
5/31/05
8/31/05
11/30/05
2/28/06
5/31/06
8/31/06
11/30/06
2/28/07
5/31/07
8/31/07
11/30/07
2/29/08
5/31/08
8/31/08
11/30/08

Slide 92 Cash & Debt: Last Four-Year Trend $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Cash & Cash Equivalents Debt

Slide 93
Net Cash Position
Industry Leading Position
Slide 93
$0.8
($2.4)
($2.5)
$1.4*
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
MOS
CF
POT AGU
Net Cash Position = Cash & Cash Equivalents less Total Debt
Note: MOS at Nov '08; POT, AGU, CF at Sep '08
*Cash & Cash Equivalents of $2.8B less total debt of $1.4B

Slide 94 Value Driver: Capital Investments Increased Investment In Opportunity Projects… - 200 400 600 800 1,000 FY06 FY07 FY08 FY09 Opportunity Sustaining

Slide 95 2.3% 8.0% 30.2% 36.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% FY06 FY07 FY08 12 Mos Nov08 Return on Invested Capital

Slide 96
Cash Allocation Priorities
Invest to maintain/grow existing business
• Growing proportion of growth/opportunity projects
• Disciplined capital allocation process
Build liquidity buffer
• To protect against cyclical downturn
• To allow pursuit of strategic opportunities
Shareholder Distributions
• Modest annual dividend
• Potential additional distributions of excess cash

Slide 97
Key Financial Messages
Great progress – strong balance sheet
Long-term fundamentals are excellent,
despite near-term challenges
Leading phosphate and potash producer in
the world.
Business mix is shifting in favor of potash
Great strides in phosphate business

Management Questions & Answers

Concluding Comments Jim Prokopanko, President and CEO

Mosaic’s 2009 Institutional Investor & Analyst Meeting Thank you

Slide 101
Investor Relations Contacts
Christine Battist – Director Investor Relations
763.577.2828 (phone)
763.577.2986 (fax)
Carmen Kilde – Investor Relations Associate
763.577.2745 (phone)
Email:  investor@mosaicco.com

Slide 102
Biographies
James T. Prokopanko, President and Chief Executive Officer
Jim became our President and Chief Executive Officer in January 2007. Mr. Prokopanko joined Mosaic as our Executive Vice
President and Chief Operating Officer in July 2006. Previously, he was a Corporate Vice President of Cargill, Incorporated
where he had executive responsibility for procurement and served as a leader of the Cargill Ag Producer Services
Platform. After joining Cargill in 1978, he served in a wide range of leadership positions, including being named Vice
President of the North American crop inputs business in 1995. During his Cargill career, Mr. Prokopanko was engaged in retail agriculture businesses in Canada, the United States, Brazil, Argentina and the United Kingdom.
Norman B. Beug, Senior Vice President, Potash Operations
Norm previously served as the vice president and general manager of IMC Global, Inc.'s (IMC) Potash Business Unit. Mr.
Beug began his career in the potash industry in 1977 and has held various supervisory and management positions, including being general manager of IMC's Potash Belle Plaine facility. Mr. Beug is a past president of The Saskatchewan Mining
Association (SMA) and a past chairman of the Canadian Fertilizer Institute (CFI). He currently serves as the director of the CFI and the Saskatchewan Potash Producers Association (SPPA). Mr. Beug holds a B.S. degree in mechanical engineering from the University of Saskatchewan.
Richard N. McLellan, Senior Vice President, Commercial
Rick previously served as Vice President, North American Sales for The Mosaic Company. Prior to serving as North America
Sales leader, he was the Country Manager for Mosaic Fertilizantes in Brazil and for Cargill Incorporated's fertilizer business. Before serving as country manager, Mr. McLellan had leadership responsibility for fertilizer distribution, import and production in Brazil. Prior to his work in Brazil, he held various roles in Cargill's Canadian and U.S. operations, including grain, retail and wholesale fertilizer distribution. Mr. McLellan began his career in Ontario, Canada with American Cyanamid in
1978. He is a graduate of Brock University in St. Catharine's, Ontario.
James O’Rourke, Executive Vice President of Operations
Joc joined Mosaic as Executive Vice President of Operations in January 2009.  Joc had most recently served as President of
Barrick Gold’s Australia Pacific Business Unit since 2006.  Prior to this role, Joc held various operational positions in the global gold, copper, mining and nickel industries.  Joc received a Bachelor of Science degree in mining and engineering from the
University of British Columbia, Vancouver. In 2006 he earned an Executive MBA from the Institute European d’Administration aux Affaires, Fontainebleau.

Slide 103
Biographies
Steven L. Pinney, Senior Vice President, Phosphate Operations and Supply Chain
Steve previously was a senior vice president of Cargill, Incorporated, and leader of Cargill's Phosphate Production Business
Unit. He also served as president of Cargill Fertilizer, Inc. After joining Cargill in 1976 he held plant engineering positions in
Cargill's Oilseeds Processing and Fertilizer businesses, including vice president of operations for Cargill's Florida mining and manufacturing operations. Mr. Pinney also was business unit leader for Phosphate Production, including Cargill's fertilizer operations in Brazil and China. Mr. Pinney proudly served as Tampa Port Authority Commissioner from February 2006 to June
2007. He is a director and immediate past chairman for the United Way of Central Florida and director and chairman for
Prevent Blindness Florida. Mr. Pinney holds a B.S. degree from the University of Minnesota Institute of Technology.
Michael R. Rahm, Vice President Market Analysis and Strategic Planning
Mike is responsible for managing and conducting fertilizer and agricultural market analysis for The Mosaic Company. Prior to joining Mosaic, Mike served as vice president and senior economist for Cargill Crop Nutrition.  He joined Cargill in 1985 as an economist for the Fertilizer Division.  He was named senior economist in 1990, assistant vice president in 1997 and vice president in 2000.  Mike earned his bachelor's degree in economics and English at Loras College in Dubuque, Iowa.  He earned M.S. and Ph.D. degrees in agricultural economics from Iowa State University in 1978 and 1980.  Mike is a member of the Fertilizer Institute’s Economics Council and the International Fertilizer Industry Association’s Agriculture Committee.  He
also serves on the board of the Minnesota Council on Economic Education.
Lawrence W. Stranghoener, Executive Vice President and Chief Financial Officer
Larry joined Mosaic in September 2004 from Thrivent Financial for Lutherans where he had been Executive Vice President and Chief Financial Officer since 2001. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he served in a variety of positions in the U.S. and in Europe, including three years as Chief Financial Officer until Honeywell merged with
AlliedSignal in 1999. Mr. Stranghoener started his career as an Investment Analyst at Dain Rauscher. He is a director of
Kennametal Inc. Larry holds a B.A. degree from St. Olaf College and an MBA from Northwestern University.

104
Net Cash:
Non-GAAP Financial Measure Reconciliation
The Mosaic Company
(In millions)
November 30
Net Cash Reconciliation
2008
Cash and cash equivalents 2,811.6 $
Less:  Short-term debt 110.5
     Current maturities of long-term debt 30.2
     Long-term debt, less current maturities 1,272.3
     Long-term debt-due to Cargill, Incorporated and affiliates 0.4
Total debt 1,413.4
Net cash 1,398.20 $
Selected Non-GAAP Financial Measures and Reconciliations
We have presented above Net Cash, which is a non-GAAP financial measure. Generally, non-GAAP financial measures are supplemental numerical measures of a company's performance, financial position or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP").  Net Cash is not a measure of financial performance under GAAP. Because not all companies use identical calculations, our calculation of Net Cash  may not be comparable to other similarly titled measures presented by other companies. In evaluating this measure, investors should consider that our methodology in calculating such measures may differ from that used by other companies.
We use Net Cash (or Net Debt) to understand the relationship of our cash balances to the amounts we have borrowed and believe it is a useful supplemental measure of our liquidity and capital resources before the effect of past borrowing decisions.  Net Cash should not be considered as a substitute for, nor superior to, measures of liquidity of capital resources prepared in accordance with GAAP.

105
ROIC:
Non-GAAP Financial Measure Reconciliation
Return on Invested Capital
Our return on invested capital (“ROIC”) is a measure of value creation and how effectively we allocate capital in our core operations. We believe ROIC is a metric that is most closely correlated with stockholder value. We also use ROIC as part of our initial capital spending and potential acquisition review processes to ensure that each capital dollar spent achieves a certain hurdle rate of return.
There are limitations in the use of ROIC due to the subjective nature of items excluded by management in calculating ROIC. This non-GAAP measure is provided as supplemental information and should not be considered in lieu of the GAAP measures. Management uses
ROIC to measure how effectively we are allocating capital, and therefore, management believes this information is useful to investors.
We define ROIC as follows:

•
Numerator (net operating profit after taxes):
+ Operating earnings
- Taxes at effective tax rate on operating earnings
+ Equity in net earnings of nonconsolidated companies
- Minority interest in consolidated companies
= Net operating profit after taxes

•
Denominator (average invested capital, trailing five point average):
+ Total Assets
Less Non-interest bearing liabilities:
        Accounts payable
        Trade accounts payable due to Cargill, Inc. and affiliates
        Cargill prepayments and accrued liabilities
        Accrued liabilities
        Deferred income tax liabilities - current
        Deferred income tax liabilities – noncurrent
        Other noncurrent liabilities
Total non-interest bearing liabilities
- Minority interest in consolidated companies
= Invested capital
ROIC:
Net operating profit after taxes / Average invested capital
We had ROIC of 2.3%, 8.0%, 30.2% and 36.5% for fiscal 2006, 2007 and 2008 and the twelve months ended November 30, 2008, respectively. The reconciliations to the most comparable U.S.
GAAP measurements for the numerator and denominator are as follows (in millions and unaudited):

106
ROIC:
Non-GAAP Financial Measure Reconciliation
We have presented above ROIC, which is a non-GAAP financial
measure. Generally, non-GAAP financial measures are supplemental numerical measures of a company's performance, financial position or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP").  ROIC is not a measure of financial performance under GAAP. Because not all companies use identical calculations, our calculation of ROIC may not be
comparable to other similarly titled measures presented by other companies. In evaluating this measure, investors should consider that our methodology in calculating such measures may differ from that used by other companies.
Net Operating Profit After Tax
Return On Invested Capital (ROIC) Calculation
Trailing 12 months
ended November 30
2006 2007 2008 2007
Operating earnings 101.9 $     616.3 $     2,806.7 $  4,058.4 $
- Taxes at effective tax rate on operating
earnings (a) 3.4 150.4 749.4 1,208.0
+ Equity in net earnings of nonconsolidated
companies 48.4 41.3 124.0 155.2
- Minority interest in consolidated subsidiaries 4.4 3.9 8.7 8.9
Net operating profit after taxes 142.5 $     503.3 $     2,172.6 $  2,996.7 $
(a) Operating earnings 101.9 $     616.3 $     2,806.7 $  4,058.4 $
Tax rate 3.3% 24.4% 26.7% 29.8%
Tax effect on operating earnings 3.4 $         150.4 $     749.4 $     1,208.0 $
Fiscal Years ended May 31
May 31 May 31 May 31 November 30
($ in millions) 2006 2007 2008 2008
Total assets
8,628.4 $     8,801.7 $        10,118.2 $ 11,510.5 $
Less non-interest bearing liabilities:
Accounts payable 401.7 554.3 569.2 812.8
Trade accounts payable due to Cargill, Inc. and
affiliates 28.6 29.4 12.6 12.0
Cargill prepayments and accrued liabilities - 4.5 41.6 36.2
Accrued liabilities
362.0 265.9 610.3 721.7
Accrued income taxes 88.1 112.9 87.6 133.3
Deferred income tax liabilities - current 2.5 7.1 33.2 31.0
Deferred income tax liabilities - noncurrent
715.6 629.1 551.0 545.2
Other noncurrent liabilities 884.7 923.6 1,001.8 978.6
Total non-interest bearing liabilities 2,483.3 2,526.8 2,907.2 3,270.8
Less:  Minority interest in consolidated subsidiaries 23.7 22.7 24.7 25.0
Invested capital 6,121.4 $     6,252.2 $        7,186.4 $   8,214.6 $
Trailing 12 months @
November 30
2006 2007 2008 2008
142.5 503.3 2,172.6 2,996.7
ROIC 2.3% 8.0% 30.2% 36.5%
May 31
Years ended
Average invested capital as of